  Sonos Reports Record First Quarter Fiscal 2021 Results    Achieves Record Number of New Customers and Record Number of Existing Customers  Adding Additional Products    Raises Fiscal 2021 Outlook    Santa Barbara, CA - February 10, 2021 - Sonos, Inc. (Nasdaq: SONO) today reported record  first quarter fiscal 2021 results.      First Quarter 2021 Financial Highlights (unaudited)    ● GAAP net income increased 87% to $132.3 million from $70.8 million last year;  non-GAAP net income excluding stock-based compensation, restructuring and legal  and transaction related fees increased to $153.2 million from $87.4 million last year.   ● GAAP diluted earnings per share (EPS) increased to $1.01 from $0.60 last year;  non-GAAP diluted earnings per share (EPS) excluding stock-based compensation,  restructuring, and legal and transaction related fees increased to $1.17 from $0.74 last  year.    ● Adjusted EBITDA increased 78% to $166.3 million from $93.2 million last year;  excluding the effect of tariff duties and refunds, adjusted EBITDA increased 45% to  $163.2 million.  ● Adjusted EBITDA margin increased 920 basis points to 25.8% from 16.6% last year;  excluding the effect of tariff duties and refunds, adjusted EBITDA margin increased to  25.3%.  ● Gross margin increased 590 basis points to 46.4% from 40.5% last year; excluding the  effect of tariff duties and refunds, gross margin increased to 45.9%.  ● Revenue increased 15% year-over-year to $645.6 million; on a constant-currency basis  revenue increased approximately 12% year-over-year.  ● Cash flows from operating activities of $214.5 million compared to $118.8 million last  year.  ● Free cash flow increased 97% to $203.2 million compared to $102.9 million last year.    Sonos CEO Patrick Spence commented, “Despite all of the challenges of the pandemic, our  team rose to the occasion and delivered the best quarter in our 18 year history. We welcomed  a record number of new customers while a record number of existing customers returned to  add additional products to their system. Based on our outstanding first quarter performance,  the momentum in our business, the exciting products we have planned for the future, and the  power and profitability of our unique business model, we are raising our outlook for fiscal

2021.”    Mr. Spence concluded, “We remain focused on delivering innovative new products that both  attract new customers and inspire existing customers to add additional products, introducing  services that enhance and further differentiate the customer experience, strengthening our  direct-to-consumer efforts, and supporting our incredible partnerships. We are extremely well  positioned to deliver solid adjusted EBITDA margin expansion, industry-leading gross margins,  strong revenue growth, significant free cash flow and increased shareholder value over time.  The future has never been brighter for Sonos.”    Fiscal 2021 Outlook    ● Adjusted EBITDA increased to a range of $195 million to $225 million representing  growth in the range of 80% to 107% year-over-year. This compares to a prior guidance  range of $170 million to $205 million representing growth in the range of 57% to 89%.  Excluding the effect of tariffs, growth is expected to be in the range of 40% to 62%.  ● Adjusted EBITDA margin increased to a range of 13% to 14%, representing a 460 to  610 basis point improvement year-over-year and compared to prior guidance range of  12% to 14%. Excluding the effect of tariffs, adjusted EBITDA margin expected to be in  range of 13.0% to 14.4%.  ● Gross margin increased to a range of 46.0% to 46.5%, representing a 288 to 338 basis  point improvement year-over-year and compared to prior guidance of 45.3% to 45.8%.  Excluding the effect of tariffs, gross margin is expected to be in the range of 46.2% to  46.7%. Our fiscal 2021 outlook includes minimal impact from ongoing tariffs and does  not include the $29.2 million in tariff refunds expected due to timing uncertainty.  ● Revenue increased to a range of $1.525 billion to $1.575 billion, representing growth in  the range of 15% to 19% from fiscal 2020 (17% to 21% on a comparable basis  excluding the 53rd week in fiscal 2020). This compares to prior revenue guidance of  $1.44 billion to $1.5 billion, or 9% to 13% growth (11% to 15% on a comparable basis  excluding the 53rd week in fiscal 2020).    Virtual Investor Event - Tuesday, March 9, 2021    Sonos will host a virtual investor event at 4:00 pm ET on Tuesday, March 9, 2021 highlighting  its long-term strategic priorities and targets.      Supplemental Earnings Presentation     The Company has posted a supplemental earnings presentation accompanying its first quarter  fiscal 2021 results to the Earnings Reports section of its investor relations website at  https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports.

Conference Call, Webcast and Transcript  The Company will host a webcast of its conference call and Q&A related to its first quarter  fiscal 2021 results on February 10, 2021 at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time).  Participants may access the live webcast in listen-only mode on the Sonos investor relations  website at https://investors.sonos.com/news-and-events/default.aspx. The conference call  may also be accessed by dialing (833) 921-1637 with conference ID 9987111. Participants  outside the U.S. can access the call by dialing (236) 714-2128 using the same conference ID.   An archived webcast of the conference call and a transcript of the company’s prepared  remarks and Q&A session will also be available at  https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports following  the call.

  Condensed Consolidated Statements of Operations and Comprehensive Income (unaudited, dollars in thousands, except share and per share amounts)  Three Months Ended January 2, 2021 December 28, 2019 Revenue $ 645,584  $ 562,083  Cost of revenue 346,159  334,463  Gross profit 299,425  227,620  Operating expenses Research and development 52,346  52,526  Sales and marketing 74,453  77,423  General and administrative 35,242  30,209  Total operating expenses 162,041  160,158  Operating income 137,384  67,462  Other income (expense), net Interest income 36  998  Interest expense (265) (453) Other income, net 4,257  4,424  Total other income (expense), net 4,028  4,969  Income before provision for income taxes 141,412  72,431  Provision for income taxes 9,120  1,656  Net income $ 132,292  $ 70,775  Net income attributable to common stockholders: Basic $ 132,292  $ 70,775  Diluted $ 132,292  $ 70,775  Net income per share attributable to common stockholders: Basic $ 1.14  $ 0.65  Diluted $ 1.01  $ 0.60  Weighted-average shares used in computing net income per share  attributable to common stockholders: Basic 115,610,523  108,984,683  Diluted 130,644,147  118,415,968  Total comprehensive income Net income $ 132,292  $ 70,775  Change in foreign currency translation adjustment 847 (519) Comprehensive income $ 133,139  $ 70,256

  Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except par values) As of January 2, 2021 October 3, 2020 Assets Current assets: Cash and cash equivalents $ 677,834  $ 407,100  Restricted cash 198  191  Accounts receivable, net of allowances  113,616  54,935  Inventories 88,194  180,830  Prepaids and other current assets 21,076  17,321  Total current assets 900,918  660,377  Property and equipment, net 64,170  60,784  Operating lease right-of-use assets 41,462  42,342  Goodwill 15,545  15,545  Intangible assets, net 25,975  26,394  Deferred tax assets 1,886  1,800  Other noncurrent assets 16,904  8,809  Total assets $ 1,066,860  $ 816,051  Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 239,760  $ 250,328  Accrued expenses 96,433  45,049  Accrued compensation 29,424  44,517  Short-term debt 24,937  6,667  Deferred revenue, current 16,382  15,304  Other current liabilities 48,828  31,150  Total current liabilities 455,764  393,015  Operating lease liabilities, noncurrent 42,268  50,360  Long-term debt —  18,251  Deferred revenue, noncurrent 52,459  47,085  Deferred tax liabilities 2,434  2,434  Other noncurrent liabilities 3,726  7,067  Total liabilities 556,651  518,212  Stockholders’ equity: Common stock, $0.001 par value  121  114  Treasury stock  (26,004) (20,886) Additional paid-in capital  633,335  548,993

  Accumulated deficit  (96,200) (228,492) Accumulated other comprehensive loss  (1,043) (1,890) Total stockholders’ equity 510,209  297,839  Total liabilities and stockholders’ equity $ 1,066,860  $ 816,051

  Condensed Consolidated Statements of Cash Flows  (unaudited, dollars in thousands)  Three Months Ended January 2, 2021 December 28, 2019 Cash flows from operating activities Net income $ 132,292  $ 70,775  Adjustments to reconcile net income to net cash provided by operating  activities Depreciation and amortization 7,982  9,105  Stock-based compensation expense 14,844  13,204  Other (1,050) 1,471  Deferred income taxes 12  51  Foreign currency transaction gain (1,633) (1,924) Changes in operating assets and liabilities:  Accounts receivable, net (56,650) (31,411) Inventories 93,495  107,343  Other assets (7,330) (11,853) Accounts payable and accrued expenses 33,271  (39,416) Accrued compensation (15,481) (14,568) Deferred revenue 5,633  4,879  Other liabilities 9,128  11,184  Net cash provided by operating activities 214,513  118,840  Cash flows from investing activities Purchases of property and equipment, intangible and other assets (11,333) (15,914) Cash paid for acquisition, net of acquired cash —  (35,622) Net cash used in investing activities (11,333) (51,536) Cash flows from financing activities Repayments of borrowings —  (1,667) Payments for repurchase of common stock —  (5,078) Proceeds from exercise of common stock options 69,505  7,969  Payments for repurchase of common stock related to shares withheld for tax  in connection with vesting of restricted stock units (5,118) —  Net cash provided by financing activities 64,387  1,224  Effect of exchange rate changes on cash, cash equivalents and restricted  cash 3,174 1,254 Net increase in cash, cash equivalents and restricted cash 270,741  69,782  Cash, cash equivalents and restricted cash Beginning of period 407,291 338,820 End of period $ 678,032  $ 408,602  Supplemental disclosure

                      Cash paid for interest $ 166     $ 472    Cash paid for taxes, net of refunds $ 2,672      517    Cash paid for amounts included in the measurement of lease liabilities  $ 8,102      4,304     Supplemental disclosure of non-cash investing and financing activities  Purchases of property and equipment in accounts payable and accrued  expenses $ 7,814      $ 7,908     Right-of-use assets obtained in exchange for new operating lease liabilities $1,509 $74,683 Reconciliation of Net Income to Adjusted EBITDA (unaudited, dollars in thousands) Three Months Ended January 2, 2021 December 28, 2019 Net income $ 132,292  $ 70,775  Add (deduct): Depreciation and amortization 7,982  9,105  Stock-based compensation expense 14,844  13,204  Interest income (36) (998) Interest expense 265  453  Other income, net (4,257) (4,424) Provision for income taxes 9,120  1,656  Restructuring and related expenses (1)  (2,611) —  Legal and transaction related costs (2)  8,666  3,448  Adjusted EBITDA $ 166,265  $ 93,219  Revenue $ 645,584  $ 562,083  Adjusted EBITDA margin 25.8%  16.6%  (1) Restructuring and related expenses includes a gain of $2.8 million, related to our negotiation for the early                                    termination of a facility lease that was part of the 2020 restructuring. The gain represents the difference between                                    the related operating lease liability and previously accrued restructuring expenses versus the early termination                            payment.  (2) Legal and transaction related costs consist of expenses related to our intellectual property ("IP") litigation                                against Alphabet Inc. and Google LLC as well as legal and transaction costs associated with our acquisition                                  activity, which we do not consider representative of our underlying operating performance.

          Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow  (unaudited, dollars in thousands)  Year Ended January 2, 2021 December 28, 2019 Cash flows provided by operating activities $ 214,513  $ 118,840  Less: purchases of property and equipment, intangible and other assets (11,333) (15,914) Free cash flow $ 203,180  $ 102,926  Revenue by Product Category (unaudited, dollars in thousands)  Three Months Ended January 2, 2021 December 28, 2019 Sonos speakers $ 527,516  $ 466,677  Sonos system products 97,759  61,521  Partner products and other revenue 20,309  33,885  Total revenue $ 645,584  $ 562,083  Revenue by Geographical Region (unaudited, dollars in thousands)  Three Months Ended January 2, 2021 December 28, 2019 Americas $ 367,239  $ 303,194  Europe, Middle East and Africa ("EMEA") 240,007  212,738  Asia Pacific ("APAC") 38,338  46,151  Total revenue $ 645,584  $ 562,083  Stock-based Compensation (unaudited, dollars in thousands) Three Months Ended January 2, 2021 December 28, 2019 Cost of revenue $ 214  $ 282  Research and development 6,258  5,116  Sales and marketing 3,408  3,541  General and administrative 4,964  4,265  Total stock-based compensation expense $ 14,844  $ 13,204

    Use of Non-GAAP Measures   We have provided in this press release financial information that has not been prepared in accordance  with generally accepted accounting principles (“U.S. GAAP”), including adjusted EBITDA, adjusted  EBITDA margin, free cash flow, gross margin excluding the effect of tariff duties and refunds, adjusted  EBITDA excluding the effect of tariff duties and refunds, adjusted EBITDA margin excluding the effect of  tariff duties and refunds, net income excluding stock-based compensation, restructuring, and legal and  transaction related fees, and diluted earnings per share (EPS) excluding stock-based compensation,  restructuring, and legal and transaction related fees. These non-GAAP financial measures are not based  on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to  similarly titled measures presented by other companies. We use these non-GAAP financial measures to  evaluate our operating performance and trends and make planning decisions. We believe that these  non-GAAP financial measures help identify underlying trends in our business that could otherwise be  masked by the effect of the expenses and other items that we exclude in these non-GAAP financial  measures. Accordingly, we believe that these non-GAAP financial measures provide useful information  to investors and others in understanding and evaluating our operating results, enhancing the overall  understanding of our past performance and future prospects, and allowing for greater transparency with  respect to a key financial metric used by our management in its financial and operational  decision-making. Non-GAAP financial measures should not be considered in isolation of, or as an  alternative to, measures prepared in accordance with U.S. GAAP. Investors are encouraged to review  the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided  in the financial statement tables above. We define adjusted EBITDA as net income adjusted to exclude  the impact of depreciation, stock-based compensation expense, interest income, interest expense,  other income (expense), income taxes and other items that we do not consider representative of our  underlying operating performance. We define adjusted EBITDA margin as adjusted EBITDA divided by  revenue. We calculate gross margin excluding the effect of tariff duties and refunds as gross profit, less  Restructuring and Related Costs(1)  (unaudited, dollars in thousands) Three Months Ended January 2, 2021 Research and development $ 25  Sales and marketing (2,636) Total restructuring and related costs $ (2,611) (1) On June 23, 2020, we initiated a restructuring plan as part of our efforts to reduce operating expenses and                                        preserve liquidity due to the uncertainty and challenges stemming from the COVID-19 pandemic. As part of the                                  2020 restructuring plan, we eliminated approximately 12% of our global headcount and closed our New York                                retail store and six satellite offices. We believe these initiatives will better align our resources to provide further                                    operating flexibility and more efficiently position our business for our long-term strategy. Activities under the 2020                                restructuring plan were substantially completed in the first quarter of fiscal 2021. In the first quarter of fiscal 2021,                                      we negotiated the early termination of a facility lease that was part of the 2020 restructuring and recorded a gain                                        of $2.8 million, representing the difference between the related operating lease liability and previously accrued                              restructuring expenses versus the early termination payment. The gain was recognized as a credit in sales and                                  marketing expenses on the condensed consolidated statements of operations and comprehensive income.

the effect of tariffs imposed on goods imported to the U.S. from China and any tariffs refunds subject to  a tariff refund claim approved by U.S. Customs and Border Protection, divided by revenue. We define  free cash flow as net cash from operations less purchases of property and equipment and intangible  assets. We calculate adjusted EBITDA excluding the effect of tariff duties and refunds as net income  excluding the effect of tariffs imposed on goods manufactured in China and any tariffs refunds subject  to a tariff refund claim approved by U.S. Customs and Border Protection and adjusted to exclude the  impact of depreciation, stock-based compensation expense, interest income, interest expense, other  income (expense), income taxes and other items that we do not consider representative of our  underlying operating performance. We calculate non-GAAP net income excluding stock-based  compensation, restructuring and legal and transaction related fees as net income less stock-based  compensation, restructuring fees and legal and transaction related fees. We calculate non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees as net income less stock-based compensation, restructuring costs and legal and transaction related fees divided by our number of shares at fiscal year end. We do not provide a reconciliation of  forward-looking non-GAAP financial measures to their comparable GAAP financial measures because  we cannot do so without unreasonable effort due to unavailability of information needed to calculate  reconciling items and due to the variability, complexity and limited visibility of the adjusting items that  would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting  and analyzing future periods, we do so primarily on a non-GAAP basis without preparing a GAAP  analysis as that would require estimates for items such as stock-based compensation, which is  inherently difficult to predict with reasonable accuracy. Stock-based compensation expense is difficult  to estimate because it depends on our future hiring and retention needs, as well as the future fair market  value of our common stock, all of which are difficult to predict and subject to constant change. In  addition, for purposes of setting annual guidance, it would be difficult to quantify stock-based  compensation expense for the year with reasonable accuracy in the current quarter. As a result, we do  not believe that a GAAP reconciliation would provide meaningful supplemental information about our  outlook.    Forward Looking Statements    This press release contains forward-looking statements that involve risks and uncertainties. These  forward-looking statements include statements regarding our outlook for the fiscal year ended October  2, 2021, our long-term focus, financial, growth and business strategies and opportunities, growth  metrics and targets, our business model, new products, services and partnerships, profitability and  gross margins, our direct-to-consumer efforts, our market share, our tariff expense and other factors  affecting variability in our financial results. These forward-looking statements are only predictions and  may differ materially from actual results due to a variety of factors, including, but not limited to the  duration and impact of the COVID-19 pandemic and related mitigation efforts on our industry and our  supply chain; changes in general economic or market conditions that could affect consumer income and  overall consumer spending; our ability to successfully introduce new products and services and  maintain or expand the success of our existing products; the success of our efforts to expand our  direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to  meet and accurately forecast product demand and manage any product availability delays; and the  other risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the  year ended October 3, 2020 and our other filings filed with the Securities and Exchange Commission  (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon  request from our investor relations department. All forward-looking statements herein reflect our  opinions only as of the date of this letter, and we undertake no obligation, and expressly disclaim any  obligation, to update forward-looking statements herein in light of new information or future events.

Sonos and Sonos product names are trademarks or registered trademarks of Sonos, Inc. All other  product names and services may be trademarks or service marks of their respective owners.  About Sonos Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com. Investor Contact Cammeron McLaughlin IR@ sonos.com Press Contact Tom Lodge PR@sonos.com   Source: Sonos